                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for use of the Commission Only (as permitted by Rule
       14a-6(e)(2)
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12


                       MAGNETIC TECHNOLOGIES CORPORATION
                       ---------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction:
         5) Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                   [MAGNETIC TECHNOLOGIES CORPORATION LOGO]


                      MAGNETIC TECHNOLOGIES CORPORATION

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              DECEMBER 14, 1995


   The Annual Meeting of the Stockholders of Magnetic Technologies
Corporation will be held at the Industrial Management Council in the Hutchison House, 930 East Avenue, Rochester, New York, on Thursday, December 14, 1995, at 11:00 A.M., for the following purposes:


   1.    Election of five Directors.

   2.    Such other matters as may properly come before the meeting.


   All stockholders of record at the close of business on November 1, 1995, will be entitled to vote at the meeting.





                                                   Susan M. Weise
                                                   Secretary



   November 10, 1995





   PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                   [MAGNETIC TECHNOLOGIES CORPORATION LOGO]



                      MAGNETIC TECHNOLOGIES CORPORATION





                               PROXY STATEMENT

                                   GENERAL

   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Magnetic Technologies Corporation ("the Company") for use at the Annual Meeting of Stockholders to be held on December 14, 1995, at 11:00 A.M., at 930 East Avenue, Rochester, New York, and any adjournments thereof. The proxy materials and the Company's Annual Report for the fiscal year ended July 31, 1995 (fiscal 1995), are first being mailed on or about November 10, 1995 to stockholders of record as of the close of business on November 1, 1995 ("the Record Date").

   A stockholder giving a proxy has the power to revoke it at any time prior to its exercise by written revocation, by submission of a later- dated proxy or by the stockholder's attendance and vote at the meeting. The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers of the Company may solicit proxies by telephone or personal interviews. Arrangements may also be made with banks, brokerage firms and others to forward proxy materials to beneficial owners of the Company's Common Stock at the Company's expense.


                              VOTING SECURITIES


   As of the Record Date, there were outstanding and entitled to vote approximately 2,786,650 shares of Common Stock of the Company, $.15 par value ("Common Stock"), each of which will be entitled to one vote on each matter submitted to the stockholders for voting at the meeting. The election of Directors and all other matters submitted to a vote at the meeting will be decided by the vote of a majority of all votes cast in person or by proxy at the meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum.

   The following table sets forth, as of September 10, 1995, the number of shares of the Company's Common Stock held by, or issuable to, (a) each Director and Director nominee, (b) each Executive Officer, (c) all Directors and Executive Officers as a group and (d) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock:

                  NAME AND ADDRESS OF                        AMOUNT AND NATURE OF              PERCENT OF
                   BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP              CLASS (a)
      ----------------------------------------------         --------------------              ----------
      Named Directors and  Executive Officers:

         John B. Biemiller                                         63,062                          2.3
         12 Creekside Lane
         Rochester, NY  14618

         G. Thomas Clark                                           42,375(b)                       1.5
         360 Bonnie Brae Avenue
         Rochester, NY  14618

         Isadore Diamond                                          304,312(c)                      10.9
         7811 NW 85th Avenue
         Tamarac, FL  33321

         Bernard Kozel                                              5,000(d)                       0.2
         1 Woodbury Place
         Rochester, NY  14618

         Gordon H. McNeil                                         363,280(e)                      12.1
         44 Oak Meadow Trail
         Pittsford, NY  14534

         Jerry D. McKibben                                            --                           --
         6579 Woodland Trail
         Canandaigua, NY  14424

      Directors and Executive Officers as a Group                 778,029                         25.7

      Other 5% Beneficial Owners:

          Richard Hall                                            250,541                          9.0
          280 Estrellita
          Ft. Myers Beach, FL  33931

          Elliott Landsman                                        187,500                          6.7
          3 Townline Circle
          Rochester, NY  14623

(a) Based, in each case, upon the Company's current outstanding shares plus that number of shares which the named person or group has the right to acquire (that is, options which are exercisable within 60 days).

(b) Includes an option to purchase 7,500 shares at $2.55 per share expiring September 1997.

(c) Includes 8,250 shares held by Mr. Diamond's wife (in which shares he disclaims beneficial interest).

(d) Includes an option to purchase 5,000 shares at $4.63 per share expiring March 2000.

(e) Includes 67,500 shares held by Mr. McNeil's wife plus 15,375 shares held by his wife as custodian for their two minor children (in all of which shares he disclaims beneficial interest). Includes an option to purchase 150,000 shares at $2.33 per share expiring in May 1997. Includes 75,000 shares of an option to purchase 112,500 shares at $2.50 per share expiring in January 2003 (the 37,500 share balance will vest in January 1996).

                             ELECTION OF DIRECTORS


   At the meeting, five Directors will be elected to hold office until their successors are elected and qualify. Unless authority is withheld with respect to any individual nominee or all of the nominees, the enclosed proxy will be voted for the election of the five Director candidates set forth below. In the event that any of the nominees unexpectedly becomes unavailable for election, the proxy will be voted for the election of such substitute nominee as the proxy holders in their discretion shall determine.

   Following is information about each Director, Director nominee and Executive Officer of the Company as of October 1, 1995, as well as the recent business experience of each:

                                             DIRECTOR
      NAME OF NOMINEE             AGE          SINCE                  CURRENT COMPANY OFFICES
----------------------------     -----      -----------    ----------------------------------------
Director Nominees:
    John B. Biemiller             58          1986         None (a)
    G. Thomas Clark               57          1992         None (b)
    Isadore Diamond               76          1969         Chairman of Board and Treasurer (c)
    Bernard Kozel                 74          1994         None (d)
    Gordon H. McNeil              54          1974         President and CEO (c)

Other Executive Officers:
    Jerry D. McKibben             47           N/A         Vice President and General Manager of the
                                                           Austro Mold Group (e)


(a) A former commercial bank Vice President, Mr. Biemiller is now Chairman and CEO of the Hebert Companies, Rochester, New York.

(b) Mr. Clark is Senior Vice President Finance, Secretary and Treasurer of Paychex, Inc. He is also a member of its Board of Directors.

(c) Mr. Diamond served as Chief Executive Officer of the Company until Mr. McNeil assumed that position in 1985. Based upon their joint management of the Company for more than two decades and their aggregate beneficial ownership of 23% of the Company's Common Stock (see table on page 3), they could be considered to be "control persons" or "parents" with respect to the Company.

(d) Mr. Kozel is President of KG Capital Corporation, a venture capital company. He was the founder and Chairman of Kayex Corporation prior to its sale to General Signal Corporation.

(e) Mr. McKibben joined the Company in August 1994. He was previously the Manager of the Plastics Division of Wynn's Precision, Inc. in Lebanon, Tennessee.

   The Board of Directors has an Audit Committee consisting of Messrs. Biemiller, Clark and Kozel, and a Compensation Committee consisting of the same Directors and Mr. Diamond. The Audit Committee has the function of recommending selection of the Company's auditors, negotiating the audit fee, interacting with the auditors with respect to the auditor's report and making recommendations to the Board with respect to financial matters. The Compensation Committee has the function of making recommendations to the Board with respect to Executive Officer compensation. The Board has no standing Nominating Committee nor any committee performing similar functions.

   During fiscal 1995, there were held four meetings of the Board of Directors, and one meeting each of the Audit Committee and of the Compensation Committee. Each Director attended at least 75% of the total meetings of the Board and of committees on which he served during fiscal 1995.

           TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS


   The Company subleases a building to house its main plant and offices at 770 Linden Avenue, Rochester, New York, at a rent of $30,468 per month through October 2000. The sublessor of the premises is Linden Properties, a New York general partnership in which the two principal partners are Isadore Diamond, who is a Director, Executive Officer and owner of more than 5% of the Company's Common Stock, and Elliott Landsman, who is also an owner of more than 5% of the Company's Common Stock. During fiscal 1995 and 1994, Mayzon Corporation, a property management company owned by Mr. Landsman, performed construction work on the Company's premises for which the Company paid $68,000 and $21,000, respectively.

   During fiscal 1989, the Company acquired a machining center, consisting of approximately $750,000 of equipment, through a lease with Linden Properties, the partnership referred to above which is the sublessor of the building comprising the Company's plant and offices. Bank financing of the equipment was unavailable to the Company at the time, and the terms of the equipment lease were more favorable to the Company than any other financing which it
could obtain.   The lease was for a one-year term with the right to renew for four successive one-year periods. The Company subsequently exercised its right to renew the lease for each of the fiscal years through fiscal 1993. The Company paid a rental of $20,000 per month under the lease. During fiscal 1994, as a result of negotiations with Linden Properties and the Company's bank, the Company purchased the equipment, financing it through its bank under a five-year capital lease with a lower monthly rent based upon an independent appraisal of the equipment.


                             EXECUTIVE COMPENSATION


THREE-YEAR COMPENSATION SUMMARY. The following table summarizes the Company's compensation of its Executive Officers for the past three fiscal years:

                                                                               LONG-TERM
                                                                              COMPENSATION
                                       ANNUAL COMPENSATION ($)                   AWARDS              ALL
                               -------------------------------------     ---------------------      OTHER
     NAME AND                                        OTHER ANNUAL        SECURITIES UNDERLYING     COMPEN-
 PRINCIPAL POSITION     YEAR     SALARY     BONUS    COMPENSATION(a)       OPTIONS/SARS (#)        SATION($)(b)
 -------------------   ------  ---------  --------  ----------------     ---------------------   --------------
 Gordon H. McNeil       1995   $218,623       --             --                    --            $  5,609
 President and          1994   $196,883       --             --                    --            $ 11,583
 Chief Executive        1993   $217,600    $10,000     $ 53,125 (c)        112,500 shares (d)    $ 14,075
 Officer

 Isadore Diamond        1995   $132,000       --             --                    --                --
 Chairman of Board      1994   $132,000       --             --                    --                --
 and Treasurer          1993   $132,000       --       $154,063 (c)                --            $  1,093


(a) Does not include certain perquisites and other personal benefits the value of which in each case did not exceed the lesser of $50,000 or 10% of the Executive Officer's total salary and bonus in the fiscal year.

(b) Includes insurance premiums paid by the Company on policies in which the executive or his estate is the beneficiary.

(c) Represents the difference between the conversion price of former debentures and the closing bid price of the Company's Common Stock on the date on which the debentures were converted into Common Stock.

(d) Converted into current shares reflecting a subsequent stock split.

OPTION/SAR GRANTS IN LAST FISCAL YEAR. No stock options or stock appreciation rights ("SARs") were granted by the Company to Executive Officers during fiscal 1995. There are no outstanding SARs.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES. No stock options were exercised by any of the Company's Executive Officers during fiscal 1995. The following table sets forth information concerning the amounts and values of unexercised stock options as of the end of fiscal 1995.

                            NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                           UNDERLYING UNEXERCISED                 IN-THE-MONEY
                          OPTIONS/SARS AT FY-END (#)     OPTIONS/SARS AT FY-END ($) (a)
       NAME               EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
-----------------       -----------------------------    -------------------------------
Gordon H. McNeil              225,000 / 37,500                   $728,625 / $117,188

Isadore Diamond                   -- / --                             -- / --

(a) Figures represent the difference between the $5.625 average of the bid and asked prices of the Company's Common Stock as of July 31, 1995 and the exercise prices of the outstanding options.

LONG-TERM INCENTIVE PLANS. During fiscal 1995, the Company made no awards to Executive Officers of long-term plans providing compensation intended to serve as incentive for performance.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS. The Company has no employment contracts with any of its Executive Officers. The Company has no pension plan, nor any severance plan, salary continuation policy, "golden parachute" plan, or any other plan or arrangement pertaining to the resignation, retirement or termination of any Executive Officer's employment or any change of control of the Company.

COMPENSATION OF DIRECTORS. Executive Officers are not separately compensated by the Company for services rendered in their capacity as Directors or members of any committee of the Board of Directors. Other Directors ("outside Directors"), consisting of Messrs. Biemiller, Clark and Kozel, are compensated at the rate of $1,250 per Board meeting and $750 per committee meeting attended. In addition, Mr. Clark holds an option, which was granted to him upon becoming a Director, to purchase 7,500 shares of the Company's Common Stock at a price of $2.55 per share. Mr. Kozel holds an option, which was granted to him upon becoming a Director in fiscal 1995, to purchase 5,000 shares of the Company's Common Stock at a price of $4.63 per share. Mr. Biemiller formerly held two options to purchase a total of 18,750 shares of the Company's Common Stock, which options he exercised during fiscal 1994 and fiscal 1995.


                       SECURITIES REPORTING REQUIREMENTS


   Based upon a review of Forms 3, 4 and 5 furnished to the Company by Directors, Officers and beneficial owners of more than 10% of the Company's Common Stock during, and with respect to, fiscal 1995, to the best of the Company's knowledge, no person subject to Section 16 of the Securities Exchange Act of 1934 failed to file such reports on a timely basis during fiscal 1995 as required by that Act.




                         INDEPENDENT PUBLIC ACCOUNTANTS


Price Waterhouse LLP has been the Company's independent auditor since 1988.
The Board of Directors selects the auditor each year. No selection has yet been made for fiscal 1996 because the decision is normally made after the prior year's audit report has been reviewed by the Audit Committee. Representatives of Price Waterhouse LLP are expected to be present at the Meeting to respond to appropriate questions and to make a statement to stockholders if they desire to do so.

                   STOCKHOLDER PROPOSALS AND OTHER MATTERS

   Any proposal which a stockholder wishes to be presented at the Annual Meeting of Stockholders following fiscal 1996 must be received by the Secretary of the Company prior to July 31, 1996, in order to be placed before the stockholders.

   The Board of Directors knows of no other matters which may be presented for consideration at the Meeting. However, if any other matters come before the Meeting, the persons named as proxy holders in the enclosed proxy will have discretionary authority to vote the shares represented thereby in accordance with their judgment.



                                By Order of the Board of Directors

                                Susan M. Weise
                                Secretary



November 10, 1995











ENCLOSED WITH THIS PROXY STATEMENT IS THE ANNUAL REPORT TO STOCKHOLDERS FOR FISCAL 1995, INCLUDING THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHICH IS INCORPORATED HEREIN BY REFERENCE. THE COMPANY WILL FURNISH A COPY OF THE EXHIBITS TO THE FORM 10-KSB WITHOUT CHARGE TO ANY STOCKHOLDER SUBMITTING A WRITTEN REQUEST ADDRESSED TO SUSAN M. WEISE, SECRETARY OF THE COMPANY, AT 770 LINDEN AVENUE, ROCHESTER, NY 14625.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                       MAGNETIC TECHNOLOGIES CORPORATION
         PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- DECEMBER 14, 1995

         The undersigned hereby appoints ISADORE DIAMOND and GORDON H. McNEIL, and each of them, proxies for the undersigned, with full power of substitution, to vote as designated below all the shares of Common Stock of MAGNETIC TECHNOLOGIES CORPORATION which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Industrial Management Council in the Hutchison House, 930 East Avenue, Rochester, New York, on Thursday, December 14, 1995, at 11:00 A.M., and at all adjournments thereof, on the following matters:

     (1)  ELECTION OF DIRECTORS:

          [  ]  FOR all nominees listed below, except as deleted.

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.

          J. Biemiller     G.T. Clark     I. Diamond     B. Kozel     G. McNeil

          [  ]  WITHHOLD AUTHORITY to vote for the nominees as a group.

     (2) OTHER BUSINESS: In their discretion, upon such other matters as may come before the meeting.

         THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS WITHHELD PURSUANT TO ABOVE INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES.

                                (continued, and to be signed, on the other side)





(continued from the other side)

       The undersigned acknowledges receipt of the Annual Meeting Notice, Proxy Statement and 1995 Annual Report.



                                Dated:__________________________________, 1995




                                ______________________________________________
                                            Signature of Stockholder




                                ______________________________________________
                                             Signature of Co-Owner

                                Please date this Proxy and sign exactly as your name appears hereon. For a joint account, all co-owners must sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please use full title.